Long-term Debt, current and non-current	12 Months Ended
Dec. 31, 2013
Long Term Debt, current and non-current [Abstract]
Long-term debt, current and non-current

9.       Long-term debt, current and non-current

The amount of long-term debt shown in the accompanying consolidated balance sheets is analyzed as follows:

	December 31, 2013	December 31, 2012
Royal Bank of Scotland revolving credit facility	$240,000	$270,000
Bremer Landesbank loan facility	25,600	29,200
Deutsche Bank AG loan facilities	48,250	33,400
Credit Agricole Corporate and Investment Bank	13,000	14,000
Export-Import Bank of China and DnB Bank ASA loan facility	64,219	69,054
Nordea Bank Finland Plc loan facilities	42,027	45,224
Total debt outstanding	$433,096	$460,878
Less related deferred financing costs	(1,539)	(1,766)
Total debt, net of deferred financing costs	$431,557	$459,112
Current portion of long term debt	$(46,532)	$(45,032)
Long-term debt, non-current portion	$385,025	$414,080

Royal Bank of Scotland (“RBS”) revolving credit facility: On February 18, 2005, the Company entered into a secured revolving credit facility with the Royal Bank for $230,000 which was increased to $300,000 on May 24, 2006 with an amended agreement. The amended facility was available in full until May 24, 2012. Since that date the available amount is reducing in semiannual amounts of $15,000 with a final reduction of $165,000 together with the last semi-annual reduction on May 24, 2016. The credit facility bears interest at LIBOR plus a margin ranging from 0.75% to 0.85%. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 1.1% and 1.1%, respectively.

The credit facility is secured by a first priority or preferred ship mortgage on 18 vessels of the Company's fleet, assignment of all freights, earnings, insurances and requisition compensation. The lenders may also require additional security in the event the Company breaches certain covenants under the credit facility, including a shortfall in the hull cover ratio, as described below.

The credit facility contains covenants including restrictions as to changes in management and ownership of the vessels, additional indebtedness, as well as minimum requirements regarding hull cover ratio, minimum liquidity of $400 per each vessel in the fleet mortgaged under or financed through the credit facility and other financial covenants. As at December 31, 2013 and 2012, the minimum liquidity requirement amounted to $7,600 and $6,800, respectively. Furthermore, the Company is not permitted to pay any dividends that would result in a breach of the financial covenants of the facility.

Bremer Landesbank (“Bremer”) loan facility: On October 22, 2009, Gala entered into a loan agreement with Bremer to partly finance, or, as the case may be, refinance, the contract price of the vessel “Houston” for an amount of $40,000. The loan is repayable in 40 quarterly installments of $900 plus one balloon installment of $4,000 to be paid together with the last installment on November 12, 2019. The loan bears interest at LIBOR plus a margin of 2.15%. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 2.5% and 2.6%, respectively.

The loan is secured by a first preferred ship mortgage on the vessel “Houston”, a first priority assignment of all earnings, insurances, and requisition compensation and a corporate guarantee. The lenders may also require additional security in the future in the event the Company breaches certain covenants under the loan agreement and includes restrictions as to changes in management and ownership of the vessel, additional indebtedness, substitute charters in the case the vessel's current charter is prematurely terminated, as well as minimum requirements regarding hull cover ratio. Furthermore, the Company is not permitted to pay any dividends from the earnings of the vessel following the occurrence of an event of default. Also, Gala is required for the duration of the loan to maintain in its current account with the Bank sufficient funds to meet the next repayment installment and interest due at monthly intervals, any other outstanding indebtedness that becomes due with the bank and sufficient funds to cover the anticipated cost of the next special survey. As at December 31, 2013 and 2012, such funds amounted to $875 and $721, respectively.

Deutsche Bank AG (“Deutsche”) loan facility: On October 8, 2009, Bikini entered into a loan agreement with Deutsche to partly finance, or, as the case may be, refinance, the contract price of the vessel “New York” (Hull H1107), for an amount of up to $40,000. The loan is repayable in 19 quarterly installments of $600 and a final installment of $28,600 on March 10, 2015. The loan bears interest at LIBOR plus a margin of 2.40% per annum. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 2.7% and 2.9%, respectively.

The loan is secured by a first preferred ship mortgage on the vessel “New York” and second preferred ship mortgage on the vessels “Myrto and “Maia”, a first priority assignment of all earnings, insurances, and requisition compensation and a corporate guarantee. The lenders may also require additional security in the future in the event the Company breaches certain covenants including restrictions as to changes in management and ownership of the vessel, additional indebtedness, as well as minimum requirements regarding hull cover ratio, minimum liquidity of $400 for the borrower, average cash balance of $10,000 for the guarantor, and financial covenants. Furthermore, the Company is not permitted to pay any dividends which would result in a breach of financial covenants or if an event of default has occurred and is continuing.

On June 18, 2013, Tuvalu and Jabat, entered into a loan agreement with Deutsche for a loan facility of $18,000 to finance part of the acquisition cost of the vessels “Maia” and “Myrto”, drawn on June 20, 2013. On the same date, Bikini entered into a supplemental agreement with Deutsche in order to amend the terms of the loan agreement dated October 9, 2009 with respect to the cross collateralization of the “New York” with “Maia” and “Myrto”. The loan is repayable in 20 consecutive equal quarterly installments of $375 and a balloon payment of $10,500 payable together with the final quarterly installment on June 20, 2018. The loan bears interest at LIBOR plus a margin of 3.0%. The Company paid an arrangement fee of $225 on the date of signing the facility agreement as well as an administration fee of $5 which is payable annually throughout the duration of the loan. The weighted average interest rate of the facility as at December 31, 2013 was 3.3%.

The loan is secured with a corporate guarantee from DSI, first preferred mortgages on the vessels “Myrto” and “Maia” cross-collateralized with a second preferred mortgage on “New York”, first assignment of earnings, first assignment of time charter contracts with duration of more than 12 months, first assignment of insurances, pledge over the shares of the borrowers and manager's undertaking and subordination. The loan also has financial covenants and requires minimum liquidity of $500 for each borrower and $500 for each vessel owned by the guarantor and minimum requirements regarding hull cover ratio. Finally, the Borrowers are not permitted to pay any dividends that would result in breach of financial covenants or if an event of default has occurred and is continuing, unremedied and unwaived.

Export-Import Bank of China and DnB Bank ASA (“Cex-Im and DnB”): On October 2, 2010, Lae and Namu entered into a loan agreement with the Export – Import Bank of China and DnB Bank ASA (formerly known as DnB NOR Bank ASA) to finance part of the construction cost of the “Los Angeles” and the “Philadelphia” for an amount of up to $82,600 of which $72,100 was drawn.

The Lae advance is repayable in 40 quarterly installments of $628 and a balloon of $12,330 payable together with the last installment on February 15, 2022 and the Namu advance is repayable in 40 quarterly installments of $581 and a balloon of $11,410 payable together with the last installment on May 18, 2022. Each Bank has the right to demand repayment of the outstanding balance of any advance 72 months after the respective advance drawdown. Such demand shall be subject to written notification to be made no earlier than 54 months and not later than 60 months after the respective drawdown date for that advance. The loan bears interest at LIBOR plus a margin of 2.50% per annum and an agency fee of $10 is paid annually until its full repayment. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 2.8% and 2.9%, respectively.

The loan is secured by a first preferred ship mortgage on the vessels, general assignments, charter assignments, operating account assignments, hull cover ratio, a corporate guarantee from DSI and manager's undertakings. The loan requires minimum liquidity of $400 for each borrower, an average cash balance of $10,000 for the guarantor and financial covenants. The Company is not permitted to pay any dividends that would result in an event of default or if an event of default has occurred and is continuing.

On May 24, 2013, Erikub and Wotho entered into a loan agreement with Cex-Im and DnB to finance part of the construction cost of Hull H2528, named “Crystalia”, and Hull H2529, to be named “Atalandi”, for an amount of up to $15,000 for each vessel. The loan is available until April 30, 2014.

Each advance will be repayable in 20 quarterly installments of $250 and a balloon of $10,000 payable together with the last installment. The loan matures in five years from the drawdown date of each tranche, but not later than March 31, 2019, unless otherwise agreed. The loan will bear interest at LIBOR plus a margin of 3.0% per annum, has a commitment fee of 0.2% on the total undrawn amount and an additional commitment fee of 0.4% on the undrawn amount to be provided by DnB amounting to $6,000 payable until the drawdown of the loan, and an annual agency fee of $10. The Company also paid arrangement fees of $177 on the date of signing the agreement.

The loan will be secured by a first preferred or statutory cross collateralized ship mortgages on the vessels together with collateral deeds of covenants, first priority deeds of assignment of the insurances, earnings and requisition compensation of the vessels, a guarantee and indemnity of DSI, first priority charter assignments with duration of more than 12 months, first priority deeds of charge over the earnings accounts of the borrowers, first priority pledge over the shares of the borrowers hull cover ratio and manager's undertaking. The loan requires minimum liquidity of $200 for each borrower, and $500 for each vessel owned by the guarantor and financial covenants. The borrowers are not permitted to pay any dividends that would result in an event of default or would occur as a result thereof.

Credit Agricole Corporate and Investment Bank (“Credit Agricole”): On September 13, 2011, Bikar entered into a loan agreement with Emporiki Bank of Greece, S.A (“Emporiki”) for a loan of up to $15,000 to refinance part of the acquisition cost of m/v “Arethusa”. On December 13, 2012, Bikar, the Company, DSS and Credit Agricole, entered into a supplemental loan agreement to set out amendments of the loan agreement to which the parties entered into in a supplemental agreement on December 11, 2012, to provide applicability of the English law and exclusive jurisdiction of English courts and to a deed of novation to transfer the outstanding loan balance, the ISDA master swap agreement and the existing security documents from Emporiki to Credit Agricole.

The loan is repayable in 20 equal semiannual installments of $500 each and a balloon payment of $5,000 to be paid together with the last installment on September 15, 2021. The loan bears interest at LIBOR plus a margin of 2.5% per annum, or 1% for such loan amount that is equivalently secured by cash pledge in favor of the bank. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 1.3% and 1.2%, respectively.

The loan, which is secured by an equivalent amount of cash collateral, is also secured with a first priority mortgage on the vessel “Arethusa”, charter assignment on long term charters, first priority general assignment of all earnings, insurances and requisition compensation on the vessel, a corporate guarantee from DSI, manager's undertaking and a first priority pledge on the earnings account and the cash collateral account. The lender may also require additional security, if at any time the market value of the vessel and the cash standing in a pledged account with the bank becomes less than the required hull cover ratio. The loan also has other non-financial and financial covenants, minimum cash of $10,000 to be held by DSI and $500 to be held by Bikar and/or the guarantor. The Company is not permitted to pay any dividends, that would result in an event of default or if an event of default has occurred and is continuing.

Nordea Bank Finland Plc.(“Nordea”): On February 7, 2012, Jemo (the “Borrower”) entered into an agreement with Nordea Bank Finland Plc, London Branch, for a secured term loan facility in the principal amount of $16,125 to partly finance the acquisition cost of “Leto”. The loan is repayable in 20 consecutive equal quarterly installments of $252 and a balloon payment of $11,085 payable together with the final quarterly installment on February 7, 2017. On June 21, 2012, the agreement between Jemo and Nordea Bank Finland Plc, was restated and amended by a supplemental agreement in order to include Mandaringina as a new borrower and increase the loan amount to up to $26,450 for the purpose of financing part of the acquisition cost of Melia. The additional advance for Mandaringina of $10,325 is repayable in 20 consecutive equal quarterly installments of $235 and a balloon of $5,625 payable together with the last installment on May 7, 2017. The loan bears interest at LIBOR plus a margin of 2.5%. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 2.7% and 2.7%, respectively.

On December 20, 2012, Palau and Guam entered into a new loan agreement with Nordea for an amount of $20,000, to finance part of the acquisition cost of the vessels “Amphitrite” and “Polymnia”. The loan is repayable in 20 consecutive quarterly installments of $312 and a balloon installment of $13,760 payable together with the last installment on December 21, 2017. The loan bears interest at LIBOR plus a margin of 2.9%. The weighted average interest rate of the facility as at December 31, 2013 and 2012 was 3.1% and 3.1%, respectively.

Both loans are secured with a corporate guarantee from DSI, a first priority or first preferred mortgage on the vessels, first priority assignment of earnings, first priority pledge of the earnings accounts, first priority assignment of the time charters and any subsequent long term charter contracts, first priority assignment of insurances, first priority pledge over the shares of the borrowers and manager's letter of subordination of rights and minimum hull value. The loans also have financial covenants and require minimum liquidity of $500 per vessel owned by the guarantor. Finally, the Company is not permitted to pay any dividends, that would result in an event of default or if an event of default has occurred and is continuing.

Commonwealth Bank of Australia, London Branch (“CBA”): On October 24, 2013, Taka and Fayo both signed a commitment letter with CBA, for a loan facility of up to $18,000 to finance part of the acquisition cost of the vessels “Melite” and “Artemis”. The loan will bear interest at LIBOR plus a margin of 2.25%, an arrangement fee of $135 on signing the agreement, and a 1% commitment fee on the undrawn loan from signing of the agreement until the drawdown date (Note 17).

As at December 31, 2013 and 2012, the maximum amount required by the banks as compensating cash balance amounted to $18,000 and $15,000, respectively.

Total interest incurred on long-term debt for 2013, 2012, and 2011 amounted to $8,068, $7,342, and $5,129, respectively. Of the above amounts, $468, $321, and $635, respectively, were capitalized and included in Vessels and in Advances for vessels under construction and acquisitions and other vessel costs in the accompanying consolidated balance sheets. Interest expense on long-term debt, net of interest capitalized, is included in Interest and finance costs in the accompanying consolidated statements of operations. For 2013, 2012, and 2011 the Company incurred commitment fees on the undrawn portion of the loans amounting to $56, $122, and $468, respectively, of which $56, $103, and $422, respectively, are included in Vessels and in Advances for vessels under construction and acquisition and other vessel costs.

The maturities of the Company's debt facilities described above, as at December 31, 2013, and throughout their term are as follows:

Period			Principal Repayment
January 1, 2014	to	December 31, 2014	$46,532
January 1, 2015	to	December 31, 2015	72,732
January 1, 2016	to	December 31, 2016	194,132
January 1, 2017	to	December 31, 2017	43,374
January 1, 2018	to	December 31, 2018	20,686
January 1, 2019	and thereafter		55,640
		Total	$433,096